Supplement dated July 18, 2006 to Prospectus dated May 1, 2006, revised June 30, 2006 for
Pinnacle IV Flexible Premium Variable Annuity
Issued by National Integrity Life Insurance Company
Through its Separate Account II

This Supplement replaces the Supplement dated June 30, 2006.

Change in the Share Class

Effective July 31, 2006, Class I shares of the Touchstone Variable Series Trust (TVST) ETF Funds are no longer available for sales to new contract owners or additional contributions by existing contact owners.

Also effective July 31, 2006, the TVST ETF Funds will be offered only as Service Class shares, which include a 0.25% fee pursuant to TVST’s Rule 12b-1 Plan. As of that date, following are the fees and expenses of the TVST ETF Funds:

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Total Annual Expenses(1)
TVST Aggressive ETF Fund, Service Class	0.40%	0.25%	1.06%	1.71%
TVST Conservative ETF Fund, Service Class	0.40%	0.25%	2.20%	2.85%
TVST Enhanced ETF Fund, Service Class	0.40%	0.25%	0.96%	1.61%
TVST Moderate ETF Fund, Service Class	0.40%	0.25%	1.01%	1.66%

If you are currently an owner of a Pinnacle IV variable annuity and have assets invested in the Class I shares of the TVST ETF Funds, those assets may remain invested at your discretion. The discontinued sale of Class I shares does not affect your current investment allocations.

If you have directed future contributions to the TVST ETF Funds through programs including Dollar Cost Averaging or Systematic Transfer, you can redirect those contributions by providing instructions to us at National Integrity Life Insurance Company, 15 Matthews Street, #200, Goshen, New York 10924, or by calling a National Integrity representative, at 1-800-433-1778. If we do not receive instructions from you, we will direct those funds to the same TVST ETF Fund that you are currently investing in, except you will be invested in Service Class shares instead of Class I shares.

Guaranteed Minimum Accumulation Benefit

The Guaranteed Minimum Accumulation Benefit Option (GMAB) is not currently available.

Please retain this Supplement to the Prospectus for future reference.

(1) The advisor has contractually agreed until at least December 31, 2007 to waive a portion of its advisory fee and/or reimburse certain fund expenses in order to limit net expenses.  By investing in the Touchstone ETF Funds, you will indirectly bear fees and expenses charged by underlying Exchange Traded Funds in which the Portfolio invests, in addition to the Portfolio’s direct fees and expenses.  The net expenses, plus the additional expenses are shown for each Portfolio in the chart below:

Touchstone Variable Series Trust Portfolios	ETF Fund Expenses Derived from the Underlying Exchange Traded Funds	Portfolio Net Expenses after Arrangements Described Above	Net Total Expenses after Arrangements Described Above
Conservative ETF Portfolio	0.19%	0.75%	0.94%
Moderate ETF Portfolio	0.19%	0.75%	0.94%
Aggressive ETF Portfolio	0.20%	0.75%	0.95%
Enhanced ETF Portfolio	0.27%	0.75%	1.02%

Because the Service Class shares will begin operations in July 2006, their expenses are estimated.